UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
AMENDMENT NO. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

July 8, 2014
Date of Report (Date of earliest event reported)

AUXILIO, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-27507	88-0350448
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

26300 La Alameda, Suite 100
Mission Viejo, CA 92691
(Address of principal executive offices) (Zip Code)

(949) 614-0700
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On July 8, 2014, Auxilio, Inc. (the “Registrant”) filed a Current Report on Form 8-K to report the Company’s acquisition of Delphiis, Inc. following the execution by the Registrant on July 7, 2014, of a Stock Purchase Agreement by the Registrant, Delphiis, Inc., a California corporation (“Delphiis”), certain stockholders of Delphiis (the “Stockholders”), and Mike Gentile, as seller representative (“Gentile”).  By agreement of the parties, the effective date of the Agreement was July 1, 2014. In that previously filed Current Report on Form 8-K, the Registrant indicated that it would file an amendment to the Form 8-K no later than 71 days after the date which the Current Report on Form 8-K was required to be filed, to provide financial information to the extent required by Item 9.01 of Form 8-K. This Amendment No. 1 to the Current Report on Form 8-K for Auxilio, Inc. is being filed to provide the financial statements and Pro Forma information required by Item 9.01.

Item 2.01.	Acquisition or Disposition of Assets.

The information set forth in Item 2.01 of the Current Report on Form 8-K filed by the Registrant on July 8, 2014 is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(a)	Exhibit 99.2: Financial Statements of Business Acquired. Delphiis, Inc.

(b)	Exhibit 99.3: Pro Forma Financial Information. Auxilio, Inc. and Delphiis, Inc.

Unaudited Pro Forma Information	1
Unaudited Pro Forma Balance Sheet as of June 30, 2014	2
Unaudited Pro Forma Statements of Operations for the three months ended June 30, 2014	3
Unaudited Pro Forma Statements of Operations for the six months ended June 30, 2014	4
Unaudited Pro Forma Statements for the year ended December 31, 2013	5
Notes to Unaudited Pro Forma Financial Statements	6

(c)	Exhibit 99.4: Financial Statements of Business Acquired. Delphiis, Inc.

Unaudited Balance Sheet as of June 30, 2014	3
Unaudited Statements of Operations for the three and six months ended June 30, 2014 and 2013	4
Unaudited Statements of Cash Flows for the six months ended June 30, 2014 and 2013	5
Notes to Unaudited Financial Statements	6

(d)	Exhibits

2.1**	Stock Purchase Agreement with Delphiis, Inc., a California corporation, certain stockholders of Delphiis, and Mike Gentile, as seller representative, effective July 1, 2014.

23.1*	Consent of Haskell & White LLP.

99.1**	Press Release of Auxilio, Inc. dated July 8, 2014.

99.2*	Financial Statements of Business Acquired, Delphiis, Inc.

99.3*	Unaudited Pro Forma Financial Information.

99.4*	Unaudited Financial Statements of Business Acquired, Delphiis, Inc.

*	Filed herewith.
**	Incorporated by reference from the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on July 8, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 11, 2014	By:	/s/ Paul T. Anthony
Paul T. Anthony
Chief Financial Officer and Secretary

EXHIBIT INDEX

2.1**	Stock Purchase Agreement with Delphiis, Inc., a California corporation, certain stockholders of Delphiis, and Mike Gentile, as seller representative, effective July 1, 2014.

23.1*	Consent of Haskell & White LLP.

99.1**	Press Release of Auxilio, Inc. dated July 8, 2014.

99.2*	Financial Statements of Business Acquired, Delphiis, Inc.

99.3*	Unaudited Pro Forma Financial Information.

99.4*	Unaudited Financial Statements of Business Acquired, Delphiis, Inc.

*	Filed herewith.
**	Incorporated by reference from the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on July 8, 2014.